Exhibit 1

                           OLIN CORPORATION

                     Medium-Term Notes, Series A

         Due From Nine Months to 40 Years From Date of Issue

                        DISTRIBUTION AGREEMENT

                                                               May 23, 1995

Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas

New York, NY 10020

Citicorp Securities, Inc.
399 Park Avenue
Seventh Floor
New York, NY 10043

Lehman Brothers Inc.
3 World Financial Center
New York, NY 10285-1200

J.P. Morgan Securities Inc.
60 Wall Street
New York, New York 10260

Dear Sirs:

          Olin Corporation, a Virginia corporation (the "Company"), confirms its agreement with each of you (including in the case of Lehman Brothers Inc., its affiliate Lehman Government Securities Inc.) with respect to the issue and sale from time to time by the Company of its Medium-Term Notes, Series A, Due From Nine Months to 40 Years From Date of Issue in an aggregate initial principal amount outstanding of up to $75,000,000 (or the equivalent thereof in one or more foreign currencies or composite currencies) (the "Securities"), as such amount may be (i) reduced by the aggregate initial offering price of any other debt securities issued by the Company, whether within or without the United States ("Other Securities") pursuant to the Registration Statements referred to below, and (ii)


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increased from time to time up to $298,167,500 (or the equivalent thereof in one or more foreign currencies or composite currencies) upon authorization by the Board of Directors of the Company or its Executive and Finance Committee (such action to be confirmed to you by notice from the Company accompanied by opinions of the General Counsel or an Associate General Counsel of the Company and Cravath, Swaine & Moore to the effect set forth in Section 6(b)(v) hereof), and agrees with each of you (individually, an "Agent", and collectively, the "Agents", which term shall include any additional agents appointed pursuant to Section 13 hereof) as set forth in this Agreement. The Securities will be issued under an indenture dated as of June 15, 1992, as supplemented (the "Indenture") between the Company and Chemical Bank, as Trustee (the "Trustee"). The Securities shall have the maturities, interest rates, redemption provisions, if any, and other terms set forth in the Prospectus referred to below as it may be amended or supplemented from time to time. The Securities will be issued, and the terms and rights thereof established, from time to time by the Company in accordance with the Indenture.

          On the basis of the representations and warranties herein contained, but subject to the terms and conditions stated herein and to the reservation by the Company of the right to sell Securities directly to investors on its own behalf, the Company hereby (i) appoints the Agents as nonexclusive agents of the Company for the purpose of soliciting and receiving offers to purchase Securities from the Company by others pursuant to Section 2(a) hereof and (ii) agrees that, except as otherwise contemplated herein, whenever it determines to sell Securities directly to any Agent as principal, it will enter into a separate agreement (each such agreement a "Terms Agreement"), substantially in the form of Exhibit A hereto, relating to such sale in accordance with Section 2(b) hereof.

          The Company has prepared and filed Registration Statements on Form S-3 (Nos. 33-4479 and 33-52771) in respect of the Securities with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Securities Act"). Registration Statement No. 33-52771 includes a form of prospectus that, pursuant to Rule 429 under the Securities Act, also relates to debt securities previously registered under Registration


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                                                                          3

Statement No. 33-4479. The Company also has filed with, or proposes to file with, the Commission pursuant to Rule 424 under the Securities Act supplements to the prospectus included in the Registration Statements that will describe certain terms of the Securities. The aforesaid Registration Statements, including the exhibits thereto, as amended to the Commencement Date (as hereinafter defined) are hereinafter referred to as the "Registration Statement" and the prospectus in the form in which it appears in each Registration Statement is hereinafter referred to as the "Basic Prospectus". The Basic Prospectus as supplemented by the prospectus supplement or supplements (each a "Prospectus Supplement") specifically relating to the Securities in the form filed with, or transmitted for filing to, the Commission pursuant to Rule 424 under the Securities Act is hereinafter referred to as the "Prospectus". Any reference in this Agreement to the Registration Statement, the Basic Prospectus, any preliminary form of Prospectus (a "preliminary prospectus") previously filed with the Commission pursuant to Rule 424 or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act which were filed under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Exchange Act") on or before the date of this Agreement or the date of the Basic Prospectus, any preliminary prospectus or the Prospectus, as the case may be; and any reference to "amend", "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any preliminary prospectus or the Prospectus, including any supplement to the Prospectus that sets forth only the terms of a particular issue of the Securities (a "Pricing Supplement"), shall be deemed to refer to and include any documents filed under the Exchange Act after the date of this Agreement, or the date of the Basic Prospectus, any preliminary prospectus or the Prospectus, as the case may be, which are deemed to be incorporated by reference therein.

          1. Representations. The Company represents and warrants to, and agrees with, each Agent as of the Commencement Date (as hereinafter defined), as of each date on which the Company accepts an offer to purchase Securities (including any purchase by an Agent as principal pursuant to a Terms Agreement or otherwise), and as of each date the Company issues and sells Securities as follows (it being understood that such representations and warranties shall be


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deemed to relate to the Registration Statement, the Basic Prospectus and the Prospectus, each as amended or supplemented to each such date):

          (a) The Registration Statement has been declared effective by the Commission under the Securities Act; to the knowledge of the Company, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or threatened by the Commission; and the Registration Statement and Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) comply, or will comply, as the case may be, in all material respects with the Securities Act, the Exchange Act and the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Trust Indenture Act"), and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment or supplement thereto and as of the date of the Prospectus and any amendment or supplement thereto, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the foregoing representations and warranties shall not apply to statements or omissions in the Registration Statement or the Prospectus made in reliance upon and in conformity with information relating to any Agent furnished to the Company in writing by such Agent expressly for use therein;

          (b) The financial statements, and the related notes thereto, included or incorporated by reference in the Registration Statement and the Prospectus present fairly the consolidated financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations and the changes in their consolidated cash flows for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis, and the supporting schedules included or incorporated by reference in the Registration Statement present fairly the information required to be stated therein; and the pro forma financial information, and the


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     related notes thereto, if any, included or incorporated by reference in the Registration Statement and the Prospectus has been prepared in accordance with the applicable requirements of the Securities Act and the Exchange Act, as applicable;

          (c) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material adverse change or any development which is likely, in the reasonable judgment of the Company, to result in a material adverse change in or affecting the financial condition or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus;

          (d) The Securities have been duly authorized, and, when issued and delivered in accordance with the Indenture and delivered to and paid for by the purchasers thereof in accordance with this Agreement and any applicable Terms Agreement, will have been duly executed, issued and delivered by the Company and will constitute valid and binding obligations of the Company entitled to the benefits provided by the Indenture; the Indenture has been duly authorized, executed and delivered by the Company and qualified under the Trust Indenture Act and constitutes a valid and binding instrument enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other laws of general applicability relating to or affecting creditors' rights generally and to general equity principles; and the Indenture conforms, and the Securities of any particular issuance of Securities will conform, to the descriptions thereof in the Prospectus as amended or supplemented to relate to such issuance of Securities; and

          (e) Immediately after any sale of Securities by the Company hereunder or under any Terms Agreement, the aggregate amount of Securities which shall have been issued and sold by the Company hereunder or under any Terms Agreement and of any debt securities of the Company (other than such Securities) that shall have been issued and sold pursuant to the Registration Statements will not exceed the amount of debt securities registered under the Registration Statements.


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          2. Solicitations as Agent; Purchases as Principal. (a)
Solicitations as Agent. On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, each of the Agents hereby severally and not jointly agrees, as agent of the Company, to use its best efforts to solicit offers to purchase the Securities from the Company upon the terms and conditions set forth in the Prospectus as amended or supplemented from time to time. So long as this Agreement shall be in effect the Issuer shall not solicit offers to purchase Securities through any agent without amending this Agreement to appoint such agent an additional Agent hereunder on the same terms and conditions as provided herein for the Agents and without giving the Agents prior notice of such appointment. The Issuer may accept offers to purchase Notes through an agent other than an Agent, provided that (i) the Issuer shall not have solicited such offers, (ii) the Issuer and such agent shall have executed an agreement with respect to such purchases having terms and conditions (including, without limitation, commission rates) with respect to such purchases substantially the same as the terms and conditions that would apply to such purchases under this Agreement as if such agent were an Agent (which may be accomplished by incorporating by reference in such agreement the terms and conditions of this Agreement) and (iii) the Company shall provide the Agents with a copy of such agreement promptly following the execution thereof.

          The Company reserves the right, in its sole discretion, to instruct the Agents to suspend at any time, for any period of time or permanently, the solicitation of offers to purchase Securities. Upon receipt of at least one business day's prior notice from the Company, each Agent will suspend solicitation of offers to purchase Securities from the Company until such time as the Company has advised such Agent or Agents that such solicitation may be resumed. During the period of time that such solicitation is suspended, the Company shall not be required to deliver any opinions, letters or certificates in accordance with Sections 4(h), 4(i) and 4(j); provided that if the Registration Statement or Prospectus is amended or supplemented during the period of suspension (other than by an amendment or supplement providing solely for a change in the interest rates, redemption provisions, amortization schedules or maturities offered for the Securities or for a change that the Agents deem to be immaterial), no Agent shall be required to resume soliciting offers to purchase Securities until the Company has delivered such opinions,


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                                                                        7

letters and certificates as such Agent may reasonably request.

          The Company agrees to pay each Agent at the time payment is received for the Security, as consideration for the sale of such Security resulting from a solicitation made or an offer to purchase received by such Agent, a commission in the form of a discount from the purchase price of such Security in an amount equal to the following applicable percentage of the principal amount of such Security sold or such other rates as may from time to time be agreed upon:

                                                             Commission
                                                             (percentage

Range of Maturities                                          of aggregate
of Securities sold                                         principal amount)

From 9 months to less than 12 months........                    .125%
From 12 months to less than 18 months.......                    .150%
From 18 months to less than 2 years.........                    .200%
From 2 years to less than 3 years...........                    .250%
From 3 years to less than 4 years...........                    .350%
From 4 years to less than 5 years...........                    .450%
From 5 years to less than 6 years...........                    .500%
From 6 years to less than 7 years...........                    .550%
From 7 years to less than 10 years..........                    .600%
From 10 years to less than 16 years.........                    .625%
From 16 years to less than 20 years.........                    .700%
From 20 years to and including 30 years.....                    .750%
Maturities beyond 30 years to be negotiated.

          The Agents are authorized to solicit offers to purchase Securities only in the principal amount of $1,000 (or, in the case of Securities not denominated in U.S. dollars, the equivalent thereof in the applicable foreign currency or composite currency, rounded down to the nearest comparable units of such foreign currency or composite currency) or any amount in excess thereof which is an integral multiple of $1,000 (or, in the case of Securities not denominated in U.S. dollars, comparable units of such foreign currency or composite currency). Each Agent shall communicate to the Company, orally or in writing, each offer to purchase Securities received by such Agent as agent that in its judgment should be considered by the Company. The Company shall have the sole right to accept offers to purchase the Securities and may reject any such offer in


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whole or in part. Each Agent shall have the right, in its sole discretion, to reject any offer to purchase Securities, as a whole or in part, that it considers to be unacceptable and any such rejection shall not be deemed a breach of its agreements herein contained. The procedural details relating to the issue and delivery of Securities sold by an Agent as agent and the payment therefor are set forth in the Administrative Procedures (as hereinafter defined).

          (b) Purchase as Principal. Each sale of Securities to any Agent as principal shall be made in accordance with the terms of this Agreement and (unless such Agent shall otherwise agree) a Terms Agreement which will provide for the sale of such Securities to, and the purchase thereof by, such Agent. A Terms Agreement will be substantially in the form of Exhibit A hereto but may be oral, and if oral, must be confirmed promptly in writing (which writing may include facsimile transmission). Any oral Terms Agreement shall be deemed to contain the terms and provisions contained in Exhibit A hereto. The Terms Agreement may also specify certain provisions relating to the reoffering of such Securities by such Agent. The commitment of any Agent to purchase Securities as principal, whether pursuant to any Terms Agreement or otherwise, shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein and in the applicable Terms Agreement set forth. Each agreement by an Agent to purchase Securities as principal (pursuant to a Terms Agreement or otherwise) shall specify the principal amount of Securities to be purchased by such Agent pursuant thereto, the price to be paid to the Company for such Securities, the maturity date of such Securities, the interest rate or interest rate basis, if any, applicable to such Securities, any other terms of such Securities, the time and date and place of delivery of and payment for such Securities (the time and date of any and each such delivery and payment, the "Time of Delivery"), any provisions relating to rights of, and default by, underwriters acting together with such Agent in the reoffering of Securities, and any requirements for opinions of counsel, accountants' letters and officer's certificates pursuant to Section 4 hereof. Unless otherwise specified in a Terms Agreement, the procedural details relating to the issue and delivery of Securities purchased by an Agent as principal and the payment therefore shall be as set forth in the Administrative Procedures (as hereinafter defined).


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          (c) Obligations Several. The Company acknowledges that the obligations of the Agents are several and not joint and, subject to the provisions of this Section 2, each Agent shall have complete discretion as to the manner in which it solicits purchasers for the Securities and as to the identity thereof.

          (d) Administrative Procedures. Each of the Agents and the Company agree to perform their respective duties and obligations specifically provided to be performed in the Medium-Term Notes Administrative Procedures (the "Administrative Procedures") attached hereto as Exhibit B, as the same may be amended from time to time. The Administrative Procedures may be amended only by written agreement of the Company and the Agents.

          3. Commencement Date. The documents required to be delivered pursuant to Section 6 hereof on the Commencement Date (as defined below) shall be delivered to the Agents at the offices of Cravath, Swaine & Moore, 825 Eighth Avenue, New York, New York, at 11:00 a.m., New York City time, on the date of this Agreement, which date and time of such delivery may be postponed by agreement between the Agents and the Company but in no event shall be later than the Business Day prior to the date on which solicitation of offers to purchase Securities is commenced or the first date on which the Company accepts an offer by any Agent to purchase Securities as principal (such time and date being referred to herein as the "Commencement Date").

          4. Covenants of the Company. The Company covenants and agrees with each Agent:

          (a)(i) The Company will advise each Agent promptly of any proposal to amend or supplement the Registration Statement or the Prospectus (except for (A) periodic or current reports and proxy or information statements filed under the Exchange Act, (B) a supplement relating to any offering of Securities providing solely for the specification of or a change in the maturity dates, interest rates, issuance prices or other similar terms of any Securities or (C) a supplement relating to an offering of securities other than the Securities) and will afford the Agents a reasonable opportunity to comment on any such proposed amendment or supplement; (ii) subject to the foregoing clause
     (i), promptly to cause each Prospectus Supplement to be filed with or transmitted for filing


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     to the Commission in accordance with Rule 424(b) under the
     Securities Act and to prepare, with respect to any Securities to be sold through or to such Agent pursuant to this Agreement, a Pricing Supplement with respect to such Securities in a form previously approved by such Agent and to file such Pricing Supplement in accordance with Rule 424(b) under the Securities Act; and (iii) promptly to file all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities. The Company will promptly advise each Agent (W) of any final unresolved disagreement with the Commission of any issue materially affecting the financial statements of the Company included or incorporated by reference in the Registration Statements or the Prospectus occurring at any time when a prospectus relating to the Securities is required to be delivered under the Securities Act, (X) of the filing of any amendment or supplement to the Basic Prospectus (other than amendments or supplements excepted by the foregoing clause (i)) or any amendment to the Registration Statement and of the effectiveness of any such amendment to the Registration Statement, (Y) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of any prospectus relating to the Securities or the initiation or threatening of any proceeding for that purpose, or of any request by the Commission for any amendment or supplement of the Registration Statement or Prospectus or for additional information; and (Z) of the receipt by the Company of any notification with respect to any suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose. The Company agrees to use its best efforts to prevent the issuance of any such stop order or of any such order preventing or suspending the use of any such prospectus or of any notification suspending any such qualification and, if issued, to use promptly its best efforts to obtain withdrawal thereof as soon as possible. If the Basic Prospectus is amended or supplemented as a result of the filing under the Exchange Act of any document incorporated by reference in the Prospectus, no Agent shall be obligated to


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     solicit offers to purchase Securities so long as it is not reasonably satisfied with such document.

          (b) To endeavor to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Agents shall reasonably request and to continue such qualification in effect so long as reasonably required in connection with the distribution of the Securities; provided that the Company shall not be required to file a general consent to service of process in any jurisdiction. The Company will promptly advise the Agents of the receipt by the Company of any notification with respect to the suspension of the qualification of the Notes for sale in any such state or jurisdiction or the initiating or threatening of any proceeding for such purpose.

          (c) To furnish each Agent and counsel to the Agents, at the expense of the Company, a copy of the Registration Statement (as originally filed) and each amendment thereto, in each case including exhibits and documents incorporated by reference therein and, during the period mentioned in paragraph (d) below, to furnish each Agent as many copies of the Prospectus (including all amendments and supplements thereto) and documents incorporated by reference therein as such Agent may reasonably request.

          (d) If at any time when a prospectus relating to the Securities is required to be delivered under the Securities Act, any event shall occur as a result of which the Prospectus, as then amended or supplemented, would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances when such Prospectus is delivered to a purchaser, not misleading, or, if in the opinion of the Agents or the Company, it is necessary at any time to amend or supplement the Prospectus to comply with law, to immediately notify the Agents by telephone (with confirmation in writing) and request each Agent (i) in its capacity as agent of the Company, to suspend solicitation of offers to purchase Securities from the Company (and, if so notified, such Agent shall cease such solicitations and cease using the Prospectus as soon as practicable, but in any event not later than one business day later); and (ii) to cease sales of any Securities such Agent may then own as principal. If


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     the Company shall decide to amend or supplement the Registration
     Statement or the Prospectus, as then amended or supplemented, it shall so advise each Agent promptly by telephone (with confirmation in writing) and, at its expense, shall prepare and cause to be filed promptly with the Commission an amendment or supplement to the Registration Statement or the Prospectus, as then amended or supplemented, that will correct such statement or omission or effect such compliance and will supply such amended or supplemented Prospectus to the Agents in such quantities as they may reasonably request. If any such amendment or supplement and any documents, opinions, letters and certificates furnished to the Agents pursuant to Sections 4(e), 4(h), 4(i) and 4(j) in connection with the preparation and filing of such amendment or supplement are satisfactory in all respects to the Agents, upon the filing with the Commission of such amendment or supplement to the Prospectus or upon the effectiveness of an amendment to the Registration Statement, the Agents will resume the solicitation of offers to purchase Securities hereunder. Notwithstanding any other provision of this Section 4(d), until the distribution of any Securities any Agent may own as principal has been completed or such Agent is otherwise required to deliver a prospectus in respect of a transaction in the Securities, if any event described in this Section 4(d) occurs the Company will, at its expense, promptly prepare and file with the Commission an amendment or supplement, satisfactory in all respects to such Agent, that will correct such statement or omission or effect such compliance, will supply such amended or supplemented Prospectus to such Agent in such quantities as such Agent may reasonably request and shall furnish to such Agent such documents, certificates, opinions and letters as are set forth in Sections 4(e), 4(h), 4(i) and 4(j) as it may reasonably request in connection with the preparation and filing of such amendment or supplement.

          (e) To furnish to the Agents during the term of this Agreement such relevant documents and certificates of officers of the Company relating to the business, operations and affairs of the Company, the Registration Statement, the Basic Prospectus, any amendments or supplements thereto, the Indenture, the Securities, this Agreement, the Administrative Procedures, any applicable Terms Agreement and the performance by the


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                                                                    13

     Company of its obligations hereunder or thereunder as the Agents may from time to time reasonably request and shall notify the Agents promptly in writing of (i) any downgrading in the rating accorded any of securities of, or guaranteed by, the Company by any "nationally recognized statistical rating organization", as such term is defined for purposes of Rule 436(g)(2) under the Securities Act or (ii) any public announcement by any such rating organization that it has under surveillance or review, with possible negative implications, its rating of any of the debt securities of the Company.

          (f) To make generally available to its security holders and to such Agent as soon as practicable earnings statements which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder covering periods of at least twelve months beginning in each case with the first fiscal quarter of the Company occurring after the "effective date" (as defined in Rule 158) of the Registration Statement with respect to each sale of Securities.

          (g) So long as any Securities are outstanding, to furnish to such Agent copies of all reports or other communications (financial or other) furnished to holders of Securities and copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed.

          (h) Each time the Company files with the Commission an Annual Report on Form 10-K, a Quarterly Report on Form 10-Q, a Current Report on Form 8-K or an Amendment to an Application or Report pursuant to Rule 12b-15 under the Exchange Act, the Company will deliver or cause to be delivered promptly to each of the Agents a certificate of the Company, signed by the Treasurer, the Assistant Treasurer or an executive officer of the Company reasonably acceptable to the Agents, dated the date of filing of such Report or Amendment in form reasonably satisfactory to you, of the same tenor as the certificate referred to in Section 6(f) but modified to relate to the last day of the fiscal quarter for which financial statements of the Company were last filed with the Commission (or the date of the matter(s) described in the Form 8-K, if applicable) and


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                                                                    14

     to the Registration Statement and the Prospectus as amended and supplemented to the date of such certificate.

          (i) Each time the Company files with the Commission an Amendment to the Registration Statement, an Annual Report on Form 10-K, a Quarterly Report on Form 10-Q, a Current Report on Form 8-K or an Amendment to an Application or Report pursuant to Rule 12b-15 under the Exchange Act (except that, in the case of an Amendment to the Registration Statement, a Quarterly Report on Form 10-Q or a Current Report on Form 8-K, the opinion referred to below shall only be furnished if, in the reasonable judgment of any Agent, the financial statements or other information set forth in such Form 10-Q or Form 8-K are of such a nature that an opinion of counsel should be furnished) the Company shall furnish or cause to be furnished promptly to each of you a written opinion of the General Counsel or an Associate General Counsel of the Company, dated the date of the effectiveness of such amendment or the date of the filing of such supplement, in form satisfactory to each of you, of the same tenor as the opinion referred to in Section 6(b) but modified to relate to the last day of the fiscal quarter for which financial statements of the Company were last filed with the Commission (or to the date of the matter(s) described in the Form 8-K, if applicable) and to the Registration Statement and the Prospectus as amended and supplemented to the date of such opinion or, in lieu of such opinion, counsel last furnishing such an opinion to you may furnish each of you with a letter to the effect that you may rely on such last opinion to the same extent as though it were dated the date of such letter authorizing reliance (except that statements in such last opinion will be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the date of such letter authorizing reliance).

          (j) Each time the Company files with the Commission an Amendment to the Registration Statement, an Annual Report on Form 10-K, a Quarterly Report on Form 10-Q, a Current Report on Form 8-K or an amendment to an Application or Report pursuant to Rule 12b-15 under the Exchange Act (except that, in the case of an Amendment to the Registration Statement, a Quarterly Report on Form 10-Q or a Current Report on Form 8-K,


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                                                                    15

     the letter referred to below shall only be furnished if, in the reasonable judgment of any of you, the matter(s) set forth in such Form 10-Q or Form 8-K are of such a nature that a letter of independent auditors should be furnished), the Company shall cause its independent auditors promptly to furnish each of you a letter, dated the date of filing such Report or Amendment, in form satisfactory to each of you, of the same tenor as the letter referred to in Section 6(e) with such changes as may be necessary to reflect the amended and supplemental financial information included in the Report or Amendment, as amended to the date of such letter; provided, however, that and subject to the proviso contained in Section 6(e), if a Report or Amendment is filed solely to include or incorporate by reference financial information as of and for a fiscal quarter, the Company's independent auditors may limit the scope of such letter, which shall be satisfactory in form to each of you, to the unaudited financial statements, the related "Management's Discussion and Analysis of Financial Condition and Results of Operations" and any other information of an accounting, financial or statistical nature included in such Report or Amendment (any such letter limited in scope as aforesaid being hereinafter referred to as a "Routine Quarterly Letter"), unless, in the reasonable judgment of any of you, such letter should cover other information or changes in specified financial statement line items; provided, further that such Routine Quarterly Letter would be restricted to financial information not covered in previous comfort letters delivered pursuant to this Agreement. Notwithstanding Section 6(e), the Company's independent auditors need not read the minutes of the stockholders', directors' and executive, finance, and audit committee meetings of any subsidiary of the Company which did not constitute a "significant subsidiary" within the meaning of Regulation S-X as of the end of the most recently completed fiscal year as part of the basis for the statements made in any Routine Quarterly Letter.

          5. Costs and Expenses. The Company covenants and agrees with each Agent that the Company will, whether or not any sale of Securities is consummated, pay all the following reasonable costs and expenses: (i) incident to the preparation, issuance, execution, authentication and delivery of the Securities, including any expenses of the Trustee, (ii) incident to the preparation, printing and filing under the Securities Act of the Registration Statement, the Prospectus and any preliminary prospectus (including in each case all exhibits, amendments and supplements thereto), (iii) incurred in connection with the registration or qualification and determination of eligibility for investment of the Securities under the laws of such jurisdictions as the Agents (or in connection with any Terms Agreement, the applicable Agent) may designate, (iv) in connection with the printing (including word processing and duplication costs) and delivery of this Agreement, the Indenture, any Blue Sky Memoranda and any Legal Investment Survey and the furnishing to the Agents and dealers of copies of the Registration Statement and the Prospectus, including mailing and shipping, as herein provided, (v) payable to rating agencies in connection with the rating of the Securities, (vi) the reasonable fees and disbursements of counsel for the Agents incurred in connection with the execution of this Agreement, including any opinions to be rendered by such counsel hereunder and (vii) any advertising expenses incurred by the Agents with the prior approval of the Company.

          6. Conditions. The obligation of any Agent, as agent of the Company, at any time ("Solicitation Time") to solicit offers to purchase the Securities, the obligation of any Agent to purchase Securities as principal pursuant to any Terms Agreement or otherwise, shall in each case be subject (1) to the condition that all representations and warranties of the Company herein and all statements of officers of the Company made in any certificate furnished pursuant to the provisions hereof are true and correct in all material respects (i) in the case of an Agent's obligation to solicit offers to purchase Securities, at and as of such Solicitation Time and (ii) in the case of any Agent's obligation to purchase Securities, at and as of the time the Company accepts the offer to purchase such Securities and, as the case may be, at and as of the related Time of Delivery or time of purchase; (2) to the condition that at or prior to such Solicitation Time, time of acceptance, Time of Delivery or time of purchase, as the case may be, the Company shall have complied with all its agreements and all conditions on its part to be performed or satisfied hereunder; and (3) to the following additional conditions when and as specified:

          (a) Prior to such Solicitation Time or corresponding Time of Delivery or time of purchase, as the case may be:

               (i) the Prospectus as amended or supplemented (including, if applicable, the Pricing Supplement) with respect to such Securities shall have been filed with the Commission pursuant to Rule 424(b) under the Securities Act within the applicable time period prescribed for such filing by the rules and regulations under the Securities Act; no stop order suspending the effectiveness of the Registration Statement shall be in effect and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of such Agent;

               (ii) there shall not have occurred any downgrading, nor shall any "nationally recognized statistical rating organization", as such term is defined for purposes of Rule 436(g)(2) under the Securities Act, have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the debt securities of the Company;

               (iii) there shall not have been any material adverse change or any development which will result in a material adverse change in or affecting the financial condition or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus, as amended or supplemented to such Solicitation Time or at the time such offer to purchase was made, the effect of which, in the reasonable judgment of the applicable Agent, makes it impracticable or inadvisable to proceed with the proposed public offering or the delivery of the Securities in the form and the manner contemplated in the Prospectus; and

               (iv)(A) trading generally shall not have been suspended or materially limited on or by, as the case may be, the New York Stock Exchange or the National Association of Securities Dealers, Inc. ("NASD"), (B) trading of any securities of or guaranteed by the Company shall not have been suspended on any exchange or in any over-the-counter market, (C) a general moratorium on commercial banking activities in New York shall not have been declared by either Federal or New York State authorities, or (D) there shall not have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the judgment of such Agent or Agents or of such other purchaser, is material and adverse and which in the judgment of such Agent or Agents or of such other purchaser makes it impracticable to market the Securities on the terms and in the manner contemplated in the Prospectus as amended or supplemented at the Solicitation Time or at the time such offer to purchase was made.

          (b) On the Commencement Date, a General Counsel or an Associate General Counsel of the Company shall have furnished to the relevant Agent or Agents his written opinion, dated the Commencement Date, in form and substance satisfactory to such Agent or Agents, to the effect that:

               (i) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power to own its properties and conduct its business as described in the Prospectus;

               (ii) the Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualifications, other than where the failure to be so qualified or in good standing would not have a material adverse effect on the Company and its subsidiary taken as a whole;

               (iii) each subsidiary of the Company (any such subsidiary being identified in such opinion) which constituted a "significant subsidiary" within the meaning of Regulation S-X as of the end of the most recently completed fiscal year has been duly incorporated and is validly existing as a corporation under the laws of its jurisdiction of incorporation with corporate power to own its properties and conduct its business as described in the Prospectus and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified and in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole;

               (iv) this Agreement has been duly authorized, executed and delivered by the Company;

               (v) the Securities have been duly authorized and, when executed and authenticated in accordance with the authorization of any two of the following officers of the
          Company: the Chairman of the Board and Chief Executive Officer, the President, the Senior Vice President and Chief Financial Officer and the Vice President and Treasurer and in accordance with the terms of the Indenture and delivered to and paid for by any purchaser of Securities sold through an Agent as agent or to any Agent as principal pursuant to any Terms Agreement, will constitute valid and binding obligations of the Company, subject, as to enforcement, to bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other laws of general applicability relating to or affecting creditors' rights generally and to general equity principles whether considered at law or in equity, entitled to the benefits provided by the Indenture and the Indenture and the Securities conform in material respects to the descriptions thereof in the Prospectus as amended or supplemented;

               (vi) the Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and binding instrument of the Company enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other laws of general applicability relating to or affecting creditors' rights generally and to general equity principles whether considered at law or in equity; and the Indenture has been duly qualified under the Trust Indenture Act;

               (vii) the issue and sale of the Securities and the performance by the Company of its obligations under the Securities, the Indenture and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture or material mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the material property or assets of the Company or any of its subsidiaries is subject on the date of such opinion, nor will any such action result in any violation of the provisions of the Restated Articles of Incorporation, as amended, or the By-Laws of the Company in effect on the date of such opinion or any order, rule or regulation of any court or governmental agency or body in effect on the date of such opinion having jurisdiction over the Company, its subsidiaries or any of their respective properties;

               (viii) no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the issue and sale of the Securities or the consummation of the other transactions contemplated by this Agreement or the Indenture, except such consents, approvals, authorizations, registrations or qualifications as have been obtained under the Securities Act and the Trust Indenture Act and as may be required under state securities or Blue Sky laws in connection offers and sales of the Securities from the Company and with purchases of Securities; and

               (ix) the Registration Statement has become effective under the Securities Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or of any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, and the Registration Statement, as of its effective date, and the Prospectus, as of the Commencement Date, and any amendment or supplement thereto, as of its date, appear on their face to be appropriately responsive in all material respects with the requirements of the Securities Act, the Exchange Act and the Trust Indenture Act and the Rules and Regulations; such counsel has no reason to believe that the Registration Statement, as of its effective date (other than the Form T-1 and the financial statements including the notes thereto and related schedules and other financial and statistical data included therein or incorporated therein by reference, as to which such counsel expresses no opinion), or the Prospectus, as of the Commencement Date, or any such amendment or supplement, as of its date (other than the financial statements, including the notes thereto and related schedules and other financial and statistical data included therein or incorporated therein by reference, as to which such counsel expresses no opinion), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; the descriptions in the Registration Statement and the Prospectus of legal and governmental proceedings and contracts and other documents fairly present the information required to be shown; and such counsel do not know of any legal or governmental proceedings required to be described in the Prospectus which are not described as required or of any contracts or documents of a character required to be described in the Registration Statement which are not described and filed as required; provided, however, that the foregoing opinions shall not extend to information under the heading United States Federal Income Taxation, insofar as such information constitutes a summary of legal matters.

In rendering such opinions, such counsel may rely (A) as to matters involving the application of the laws of the Commonwealth of Virginia, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to the Agents' counsel) of other counsel reasonably acceptable to the Agents' counsel, familiar with the applicable laws; (B) as to matters included in paragraphs (v),
(vi) and (ix) of this Section 6(b), upon the opinion of Cravath, Swaine & Moore, counsel to the Company and (C) as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and certificates or other written statements of officials of jurisdictions having custody of documents respecting the corporate existence or good standing of the Company and any Principal Subsidiaries. The opinion of such counsel for the Company shall state that the opinion of any such other counsel is in form satisfactory to such counsel and, in such counsel's opinion, the Agents and such counsel are justified in relying thereon.

          (c) On the Commencement Date, Cravath, Swaine & Moore, counsel to the Company, shall have furnished to the relevant Agent or Agents a written opinion and letter, dated the Commencement Date, in form and substance satisfactory to such Agent or Agents, with respect to paragraphs (v), (vi), (viii) and
     (ix) of Section 6(b) (provided, however, that with respect to paragraph (viii) such consents approvals, authorizations, orders, registrations or qualifications shall be limited to those required by Federal law and with respect to paragraph (ix), no exception shall be made as to information under the heading United States Federal Income Taxation, insofar as any such information constitutes a summary of legal matters).

          (d) On the Commencement Date, Brown & Wood, counsel to the Agents, shall have furnished to the relevant Agent or Agents such opinion or opinions, dated the Commencement Date with respect to the validity of the Indenture, the Securities, the Registration Statement, the Prospectus as amended or supplemented and other related matters as such Agent or Agents may reasonably request, and in each case such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters.

          (e) On the Commencement Date, the Company's independent certified public accountants who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement and Prospectus, as then amended or supplemented, shall have furnished to the relevant Agent or Agents a letter, dated the Commencement Date, in form and substance satisfactory to such Agent or Agents, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information relating to the Company contained in or incorporated by reference in the Registration Statement and the Prospectus, as then amended or supplemented; provided, however, (1) financial information shall be that which can be obtained from the accounting records that are subject to the internal control structure and policies and procedures of the Company's accounting system or that has been derived directly from such accounting records by analysis or computation and (2) "tick mark" comfort would not be required for financial information that can be traced to audited financial statements included in the Registration Statement.

          (f) On the Commencement Date, the relevant Agent or Agents shall have received a certificate or certificates signed by an executive officer of the Company, dated the Commencement Date, to the effect set forth in Section 6(a)(i) and (ii) above and to the further effect that (1) the representations and warranties of the Company contained herein are true and correct on and as of the Commencement Date, as if made on and as of such date and (2) the Company has complied with all agreements and all conditions on its part to be performed or satisfied hereunder at or prior to the Commencement Date.

          (g) On the Commencement Date the Company shall have furnished to the relevant Agent or Agents such further certificates, information and documents as such Agent or Agents may reasonably request.

          7. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Agent and each person, if any, who controls such Agent within the meaning of either Section 15 of the Securities Act or

Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including without limitation the legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Agent furnished to the Company in writing by such Agent expressly for use therein.

          (b) Each Agent agrees, severally and not jointly, to indemnify and hold harmless the Company, it directors, its officers who sign the Registration Statement and each person who controls the Company within the meaning of Section 15 of the Securities Act and
Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Agent, but only with reference to information relating to such Agent furnished to the Company in writing by such Agent expressly for use in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any preliminary prospectus.

          (c) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the "Indemnified Person") shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Person") in writing, and the Indemnifying Person, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may designate in such proceeding and shall pay the reasonable fees and expenses of such counsel related to such proceeding. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless
(i) the Indemnifying Person and
the Indemnified Person shall have mutually agreed to the contrary,
(ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person or
(iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the Agents and such control persons of the Agents shall be designated in writing by Morgan Stanley & Co. Incorporated or, if Morgan Stanley & Co. Incorporated is not an Indemnified Party by the Agents that are Indemnified Parties and any such separate firm for the Company, its directors, its officers who sign the Registration Statement and such control persons of the Company shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment.

          (d) If the indemnification provided for in paragraphs (a) or
(b) this Section 7 is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to herein in connection with any offering of Securities, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and each Agent on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and each Agent on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and each Agent on the other in connection with the offering of such Securities shall be deemed to be in the same respective proportion as the net proceeds from the offering of such Securities (before deducting expenses) received by the Company and the total discounts and commissions received by each Agent in respect thereof bear to the aggregate offering price of such Securities. The relative fault of the Company on the one hand and of each Agent on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by such Agent on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Company and each Agent agrees that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by per capita allocation (even if all Agents were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to above in this Section 7 shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall an Agent be required to contribute any amount in excess of the amount by which the total price at which the Securities referred to in Section 7(d) that were sold by or through such Agent exceeds the amount of any damages that such Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligation of each Agent to contribute pursuant to this subsection (d) is several (in the proportion that the principal amount of the Securities the sale of which by or through such Agent gave rise to such losses, claims, damages or liabilities bears to the aggregate principal amount of the Securities the sale of which by or through any Agent gave rise to such losses, claims, damages or liabilities) and is not joint.

          (e) The indemnity and contribution agreements contained in this Section 7 are in addition to any liability which the Indemnifying Persons may otherwise have to the Indemnified Persons referred to above.

          (f) No Indemnifying Person shall, in connection with the settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, assert any claim that the indemnification provided for in this Section 7 is invalid or unenforceable.

          8. Termination. (a) This Agreement may be terminated at any time (i) by the Company with respect to any or all of the Agents or
(ii) by any Agent with respect to itself only, in each case upon the giving of written notice of such termination to each other party hereto. Any Terms Agreement shall be subject to termination in the absolute discretion of the Agent or Agents that are parties thereto on the terms set forth or incorporated by reference therein. The termination of this Agreement shall not require termination of any agreement by an Agent to purchase Securities as principal (whether pursuant to a Terms Agreement or otherwise) and the termination of such an agreement shall not require termination of this Agreement. In the event this Agreement is terminated with respect to any Agent, (x) this Agreement shall remain in full force and effect with respect to any Agent as to which such termination has not occurred, (y) this Agreement shall remain in full force and effect with respect to the rights and obligations of any party which have previously accrued or which relate to Securities which are already issued, agreed to be issued or the subject of a pending offer at the time of such termination and (z) in any event, the provisions of the fourth paragraph of Section 2(a), Section 2(c), the last sentence of Section 4(d) and Sections 4(f), 4(g), 5, 7, 9, 10, 12 and 15 shall survive; provided that if at the time of termination an offer to purchase Securities has been accepted by the Company but the time of delivery to the purchaser or its agent of such Securities has not yet occurred, the provisions of Sections 2(b), 2(d), 4(a) through 4(e), 4(h) through 4(j) and 6 shall also survive. If any Terms Agreement is terminated, the provisions of the last sentence of Section 4(d) and Sections 2(b), 2(d), 4(a),

4(b), 4(e), 4(g) through 4(j), 5, 6, 7, 9, 10, 12 and 15 (which shall have been incorporated by reference in such Terms Agreement) shall survive.

          (b) If this Agreement or any Terms Agreement shall be terminated by an Agent or Agents because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement or any Terms Agreement or if for any reason the Company shall be unable to perform its obligations under this Agreement or any Terms Agreement or any condition of any Agent's obligations cannot be fulfilled, the Company agrees to reimburse each Agent or such Agents as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the reasonable fees and expenses of their counsel) reasonably incurred by such Agent or Agents in connection with this Agreement or the offering of Securities.

          9. Position of the Agents. Each Agent, in soliciting offers to purchase Securities from the Company and in performing the other obligations of such Agent hereunder (other than in respect of any purchase by an Agent as principal, pursuant to a Terms Agreement or otherwise), is acting solely as agent for the Company and not as principal and does not assume any obligation towards or relationship of agency or trust with any purchaser of Securities. Each Agent will make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Securities from the Company was solicited by such Agent and has been accepted by the Company, but such Agent shall not have any liability to the Company in the event such purchase is not consummated for any reason. If the Company shall default on its obligation to deliver Securities to a purchaser whose offer it has accepted, the Company shall (i) hold the relevant Agent harmless against any loss, claim, damage or liability arising from or as a result of such default by the Company and (ii) notwithstanding such default, pay to the Agent that solicited such offer any commission to which it would be entitled in connection with such sale.

          10. Representations and Indemnities to Survive. The respective indemnities and contribution agreements, representations, warranties and other statements of the Company, its officers and the Agents set forth in or made pursuant to this Agreement or any agreement by an Agent to purchase Securities as principal shall remain in full force and effect regardless of any termination of this Agreement or any such agreement, any investigation made by or on behalf of any Agent or any controlling person of any Agent, or the Company, or any officer or director or any controlling person of the Company, and shall survive each delivery of and payment for any of the Securities.

          11. Notices. Except as otherwise specifically provided herein or in the Administrative Procedures, all statements, requests, notices and advices hereunder shall be in writing, and effective only on receipt, and will be delivered by hand, by mail (postage prepaid), by telegram (charges prepaid) or by facsimile. Communications to the Agents will be sent, Attention: Medium-Term Note Department, in the case of Morgan Stanley & Co. Incorporated, to 1221 Avenue of the Americas, New York, NY 10020, in the case of Citicorp Securities, Inc., to 399 Park Avenue, 7th Floor, New York, NY 10043, in the case of Lehman Brothers, to Lehman Brothers Inc., 3 World Financial Center, New York, NY 10285-1200, in the case of J. P. Morgan Securities Inc., to 60 Wall Street, New York, NY 10260 and, if sent to the Company, to it at 120 Long Ridge Road, Stamford, CT 06904 (Fax: 203-356-2231);
Attention: Treasurer.

          12. Successors. This Agreement and any Terms Agreement shall be binding upon, and inure solely to the benefit of, each Agent and the Company, and to the extent provided in Section 7, Section 8 and
Section 10 hereof, the officers and directors of the Company and any person who controls any Agent or the Company, and their respective personal representatives, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any Terms Agreement. No purchaser of any of the Securities through or from any Agent hereunder shall be deemed a successor or assign by reason of such purchase.

          13. Amendments. This Agreement may be amended or supplemented if, but only if, such amendment or supplement is in writing and is signed by the Company and each Agent; provided that the Company may from time to time, without the consent of any Agent, amend this Agreement to add as a party hereto one or more additional firms registered under the Exchange Act, whereupon each such firm shall become an Agent hereunder on the same terms and conditions as the other Agents that are parties hereto. The Agents shall sign any amendment or supplement giving effect to the addition of any such firm as an Agent under this Agreement.

          14. Business Day. Time shall be of the essence in this Agreement and any Terms Agreement. As used herein, the term "business day" shall mean any day which is not a Saturday or Sunday or legal holiday or a day on which banks in New York City are required or authorized by law or executive order to close.

          15. Applicable Law. This Agreement and any Terms Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to the conflict of laws provisions thereof.

          16. Counterparts. This Agreement and any Terms Agreement may be signed in counterparts, each of which shall be an original, and all of which together shall constitute one and the same instrument.

          17. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

          If the foregoing is in accordance with your understanding, please sign and return to us four counterparts hereof, whereupon this letter and the acceptance by each of you thereof shall constitute a binding agreement between the Company and each of you in accordance with its terms.

                                                     Very truly yours,

                                                      OLIN CORPORATION

                                             By:
                                                ----------------------
                                                 Name:
                                                Title:

Accepted in New York, New York,
as of the date first above written:

Morgan Stanley & Co. Incorporated

By:
   ---------------------
   Name:
   Title:

Citicorp Securities, Inc.

By:
   -------------------------
   Name:
   Title:

Lehman Brothers Inc.

By:
   ---------------------------
   Name:
   Title:

J. P. Morgan Securities Inc.

By:
   ---------------------------
   Name:
   Title:

                                                           Exhibit A

                              Exhibit A

                           OLIN CORPORATION

                     MEDIUM TERM NOTES, SERIES A

                           TERMS AGREEMENT

                    , 1995
         -----------

         Olin Corporation
         120 Long Ridge Road
         Stamford, CT 06904

         Attention:
                    --------------------

                Re: Distribution Agreement dated as of
                             May 23, 1995

                   (the "Distribution Agreement")

                  The undersigned agrees to purchase your
         Medium-Term Notes, Series A having the following terms:

                  Specified Currency:
                                     -------------------------------

                  Principal Amount:
                                   ---------------------------------

                  Original Issue Date:
                                      ------------------------------

                  Settlement Date, Time and Place:
                                                  ------------------

                  Maturity Date:
                                ------------------------------------

                  Purchase Price:      % of Principal Amount, plus
                    accrued interest, if any, from Settlement Date

                  Price to Public:       % of Principal Amount, plus
                    accrued interest, if any, from Settlement Date

                  Redemption Date (Dates):                  , commencing

                  Initial Redemption Price:

                  Annual Redemption Price decrease:

                  Repayment Date (Dates):

                  Repayment Price:

                  Initial accrual period OID:

                  Original Yield to Maturity

                       [(For Fixed Rate Notes)

                  Interest Rate:
                                -------------------------

                  Applicability of modified payment
                    upon acceleration:

                  If yes, state issue price:

                  Amortization schedule:                          ]

                       1[(For Floating Rate Notes)

                  Initial Interest Rate:
                                        --------------------

                  Interest Rate Basis (Commercial Paper, LIBOR,
                    Treasury, CMT,           ):
                                   ----------  -------------------

   F1            Index Maturity (30, 60, 90 days, 6 months, 1 year,
                    other):
                           --------------------

                  Interest Reset Period (monthly, quarterly,
                    semiannually, annually):
                                             ----------------

                  Interest Payment Period (monthly, quarterly,
                    semiannually, annually):
                                             -----------------

                  Spread:
                         -------------------- points (+/-)

                  Spread Multiplier:
                                    ------------%

FN

     F1 See Prospectus Supplement dated May 23, 1995 for explanation of terms.

                  Maximum Interest Rate:
                                        --------%

                  Minimum Interest Rate:
                                        --------%

                  Initial Interest Reset Date:
                                               ------------------

                  Interest Reset Dates:
                                        ------------------

                  Interest Determination Dates:
                                               ----------

                  Interest Payment Dates:
                                          ----------------

                  Calculation Agent:

                  Other terms of Securities:

                  Provisions relating to underwriter
                    default, if any:

                    The provisions of Sections 1, 2(b) and 2(d) and 4 through 7, 10, 11, 12 and 15 of the Distribution Agreement and the related definitions are incorporated by reference herein and shall be deemed to have the same force and effect as if set forth in full herein.

                    This Agreement is subject to termination in our absolute discretion on the terms incorporated by reference herein. If this Agreement is so terminated, the provisions set forth in the last sentence of Section 8 of the Distribution Agreement shall survive for the purposes of this Agreement.

                                                               [Agent]

Accepted:

OLIN CORPORATION

By:
   -----------------------
    (Title)

                                                                 Exhibit B

                           OLIN CORPORATION

                     MEDIUM-TERM NOTES, SERIES A
                      ADMINISTRATIVE PROCEDURES

                   -------------------------------



          The Medium-Term Notes, Series A (the "Notes"), are to be offered on a continuous basis by OLIN CORPORATION (the "Company"). Each of Morgan Stanley & Co. Incorporated, Citicorp Securities, Inc., Lehman Brothers Inc. (including its affiliate Lehman Government Securities Inc.), and J. P. Morgan Securities Inc. (each an "Agent") has agreed to solicit offers to purchase the Notes in registered form. The Notes are being sold pursuant to a Distribution Agreement dated as of May 23, 1995 (the "Agreement") between the Company and the Agents. In the Agreement, each Agent has agreed to use its best efforts to solicit purchases of the Notes. Each Agent, as principal, may purchase Notes for its own account and, if such Agent so elects, the Company and such Agent will enter into a Terms Agreement, as contemplated by the Agreement. The Company may also solicit offers to purchase and may sell Notes directly on its own behalf to investors.

          The Notes will be issued under an Indenture dated as of June 15, 1992 (as supplemented or amended from time to time, the "Indenture") between the Company and Chemical Bank, as trustee (the "Trustee"). The Trustee will be the Registrar, Calculation Agent, Authenticating Agent and Paying Agent for the Notes, and will perform the duties specified herein. Notes will bear interest at a fixed rate (the "Fixed Rate Notes"), which may be zero in the case of certain original issue discount notes (the "OID Notes"), or at floating rates (the "Floating Rate Notes"). Fixed Rate Notes may pay a level amount in respect of both interest and principal amortized over the life of the Notes ("Amortizing Notes"). Each Note will be represented by either a Global Security (as defined below) delivered to Chemical Bank, as agent for The Depository Trust Company ("DTC"), and recorded in the book-entry system maintained by DTC (a "Book-Entry Note") or a certificate delivered to the holder thereof or a person designated by such holder (a "Certificated Note"). Except in limited circumstances, an owner of a Book-Entry Note will not be entitled to receive a Certificated Note.

          Book-Entry Notes, which may be payable solely in U.S. dollars, will be issued in accordance with the administrative procedures set forth in Part I hereof as they may subsequently be amended as the result of changes in DTC's operating procedures, and Certificated Notes will be issued in accordance with the administrative procedures set forth in Part II hereof. Unless otherwise defined herein, terms defined in the Indenture or the Notes shall be used herein as therein defined.

        PART I: ADMINISTRATIVE PROCEDURES FOR BOOK-ENTRY NOTES

          In connection with the qualification of the Book-Entry Notes for eligibility in the book-entry system maintained by DTC, the Trustee and/or Chemical Bank will perform the custodial, document control and administrative functions described below, in accordance with its respective obligations under a Letter of Representation from the Company and the Trustee to DTC, dated as of the date hereof (the "Letter of Representation"), and a Medium-Term Note Certificate Agreement between Chemical Bank and DTC, dated as of December 2, 1988, as amended, and its obligations as a participant in DTC, including DTC's Same-Day Funds Settlement System ("SDFS").

Issuance:                           On any date of settlement (as defined
                                    under "Settlement" below) for one or
                                    more Book-Entry Notes, the Company will
                                    issue a single global security in fully
                                    registered form without coupons (a
                                    "Global Security") representing up to
                                    U.S $75,000,000 aggregate initial
                                    principal amount outstanding (subject to adjustment from time to time as provided in the Distribution Agreement) of all such Notes that have the same Maturity
                                    Date, redemption or repayment
                                    provisions, Interest Payment Dates,
                                    Original Issue Date, original issue
                                    discount provisions (if any), and, in
                                    the case of Fixed Rate Notes, Interest
                                    Rate, modified payment upon acceleration
                                    (if any), amortization schedule (if any) or, in the case of Floating Rate Notes, Initial Interest Rate, Interest Payment
                                    Dates, Interest Payment Period,
                                    Calculation Agent, Base Rate, Index
                                    Maturity, Interest Reset Period,

                                    Interest Reset Dates, Spread or Spread
                                    Multiplier (if any), Minimum Interest
                                    Rate (if any) and Maximum Interest Rate
                                    (if any) and, in each case, any other
                                    relevant terms (collectively "Terms").
                                    Each Global Security will be dated and
                                    issued as of the date of its
                                    authentication by the Trustee.  Each
                                    Global Security will bear an "Interest
                                    Accrual Date," which will be (i) with
                                    respect to an original Global Security
                                    (or any portion thereof), its original
                                    issuance date and (ii) with respect to
                                    any Global Security (or any portion
                                    thereof) issued subsequently upon
                                    exchange of a Global Security, or in
                                    lieu of a destroyed, lost or stolen
                                    Global Security, the most recent
                                    Interest Payment Date to which interest
                                    has been paid or duly provided for on
                                    the predecessor Global Security or
                                    Securities (or if no such payment or
                                    provision has been made, the original
                                    issuance date of the predecessor Global
                                    Security), regardless of the date of
                                    authentication of such subsequently
                                    issued Global Security.  Book-Entry
                                    Notes may only be denominated and
                                    payable in U.S. dollars.  No Global
                                    Security will represent (i) both Fixed
                                    Rate and Floating Rate Book-Entry Notes
                                    or (ii) any Certificated Note.

Identification                      The Company has arranged with the CUSIP

Numbers: Service Bureau of Standard & Poor's Corporation (the "CUSIP Service Bureau") for the reservation of a series of approximately 900 CUSIP numbers (including tranche numbers) for assignment to the Global Securities representing the Book-Entry Notes. The Company has obtained from the CUSIP Service Bureau a written list of such series of reserved CUSIP numbers and has delivered to the Trustee and DTC the written list of 900 CUSIP numbers of such series. The Trustee will assign

                                    CUSIP numbers to Global Securities as
                                    described below under Settlement
                                    Procedure "B".  DTC will notify the
                                    CUSIP Service Bureau periodically of the CUSIP numbers that the Trustee has assigned to Global Securities. At any time when fewer than 100 of the reserved CUSIP numbers remain unassigned to Global Securities, the Trustee shall so advise the Company and, if it deems necessary, the Company will reserve additional CUSIP numbers for assignment to Global Securities representing Book-Entry Notes. Upon obtaining such additional CUSIP numbers, the Company shall deliver a list of such additional CUSIP number to the Trustee and DTC.

Registration:                       Each Global Security  will be registered
                                    in the name of Cede & Co., as nominee
                                    for DTC, on the security register
                                    maintained under the Indenture.  The
                                    beneficial owner of a Book-Entry Note
                                    (or one or more indirect participants in DTC designated by such owner) will designate one or more participants in DTC with respect to such Note (the
                                    "Participants") to act as agent or
                                    agents for such owner in connection with the book-entry system maintained by DTC and DTC will record in book-entry form, in accordance with instructions provided by such Participants, a credit balance with respect to such beneficial owner in such Note in the account of such Participants. The ownership interest of such beneficial owner in such Note will be recorded through the records of such Participants or through the separate records of such Participants and one or more indirect participants in DTC.

Transfers:                          Transfers of a Book-Entry Note will be
                                    accompanied by book entries made by DTC
                                    and, in turn, by Participants (and in
                                    certain cases, one or more indirect
                                    participants in DTC) acting on behalf of beneficial transferors and transferees of such Note.

Exchanges:                          The Trustee may deliver to DTC and the
                                    CUSIP Service Bureau at any time a
                                    written notice of consolidation
                                    specifying (i) the CUSIP numbers of two
                                    or more Outstanding Global Securities
                                    that represent Book-Entry Notes having
                                    the same Terms and for which interest
                                    has been paid to the same date, (ii) a
                                    date, occurring at least thirty days
                                    after such written notice is delivered
                                    and at least thirty days before the next
                                    Interest Payment Date for such
                                    Book-Entry Notes, on which such Global
                                    Securities shall be exchanged for a
                                    single replacement Global Security and
                                    (iii) a new CUSIP number to be assigned
                                    to such replacement Global Security.
                                    Upon receipt of such a notice, DTC will
                                    send to its Participants (including the
                                    Trustee) a written reorganization notice to the effect that such exchange will occur on such date. Prior to the specified exchange date, the Trustee will deliver to the CUSIP Service Bureau a written notice setting forth such exchange date and the new CUSIP number and stating that, as of such exchange date, the CUSIP numbers of the Global
                                    Securities to be exchanged will no
                                    longer be valid.  On the specified
                                    exchange date, the Trustee will exchange such Global Securities for a single
                                    Global Security bearing the new CUSIP
                                    number and a new Interest Accrual Date,
                                    and the CUSIP numbers of the exchanged
                                    Global Securities will, in accordance
                                    with CUSIP Service Bureau procedures, be cancelled and not immediately reassigned. Notwithstanding the foregoing, if the Global Securities to be exchanged exceed $150,000,000 in aggregate principal amount, one Global
                                    Security will be authenticated and
                                    issued to represent each $150,000,000,
                                    principal amount of the exchanged Global

                                    Security and an additional Global
                                    Security will be authenticated and
                                    issued to represent any remaining
                                    principal amount of such Global
                                    Securities (see "Denominations" below).

Maturities:                         Each Book-Entry Note will mature on a
                                    date from nine months to 40 years from
                                    its date of issue.

Notice of                           The Trustee will give notice to DTC
Redemption and                      prior to each Redemption Date or
Repayment Dates:                    Repayment Date (as specified in the

                                    Note), if any, at the time and in the
                                    manner set forth in the Letter of

                                    Representation.

Denominations:                      Book-Entry Notes will be issued in
                                    principal amounts of $1,000 or an
                                    integral multiple of $1,000 in excess
                                    thereof.  Global Securities will be
                                    denominated in principal amounts not in
                                    excess of $150,000,000.  If one or more
                                    Book-Entry Notes having an aggregate
                                    principal amount in excess of
                                    $150,000,000 would, but for the
                                    preceding sentence, be represented by a
                                    single Global Security, then one Global
                                    Security will be issued to represent
                                    each $150,000,000 principal amount of
                                    such Book-Entry Note or Notes and an
                                    additional Global Security will be
                                    issued to represent any remaining
                                    principal amount of such Book-Entry Note or Notes. In such a case, each of the Global Securities representing such
                                    Book-Entry Note or Notes shall be
                                    assigned the same CUSIP number.

Interest:                           General.  Interest on each Book-Entry
                                    Note will accrue from the Interest
                                    Accrual Date of the Global Security
                                    representing such Note.  Unless
                                    otherwise specified therein, each
                                    payment of interest on a Book-Entry Note will include interest accrued to but excluding the Interest Payment Date;
                                    provided that in the case of Floating

                                    Rate Notes with respect to which the
                                    Interest Reset Period is daily or
                                    weekly, interest payable on any Interest
                                    Payment Date (other than interest
                                    payable on any date on which principal
                                    thereof is payable, and, if the Note is
                                    a Book-Entry Gap Note (as defined
                                    below), other than interest payable on
                                    the first Interest Payment Date after
                                    the Original Issue Date thereof) will
                                    include interest accrued through and
                                    including the Record Date immediately
                                    preceding the Interest Payment Date,
                                    except that at maturity or earlier
                                    redemption or repayment, the interest
                                    payable will include interest accrued
                                    to, but excluding, the Maturity Date or
                                    the date of redemption or repayment, as
                                    the case may be.  Interest payable at
                                    the maturity or upon redemption or
                                    repayment of a Book-Entry Note will be
                                    payable to the person to whom the
                                    principal of such Note is payable.
                                    Standard & Poor's Corporation will use
                                    the information received in the pending
                                    deposit message described under
                                    Settlement Procedure "C" below in order
                                    to include the amount of any interest
                                    payable and certain other information
                                    regarding the related Global Security in the appropriate weekly bond report published by Standard & Poor's Corporation.

                                    Record Dates.  The Record Date with

                                    respect to any Interest Payment Date
                                    shall be the date fifteen calendar days
                                    immediately preceding such Interest
                                    Payment Date.

                                    Fixed Rate Book-Entry Notes.  Unless
                                    otherwise specified pursuant to
                                    Settlement Procedure "A" below, interest payments on Fixed Rate Book-Entry Notes, other than Amortizing Notes, will be made semiannually on June 15 and December 15 of each year, and at maturity or upon any earlier redemption or repayment and principal and interest payments on Book-Entry Amortizing Notes will be made semiannually on June 15 and December 15 of each year or quarterly on March 15, June 15, September 15 and December 15 of each year, and at maturity (or any redemption or repayment date); provided, however, that in the case of a Fixed Rate Book-Entry Note issued between a Record Date and an Interest Payment Date or on an Interest Payment Date, the first interest payment will be made on the Interest Payment Date following the next succeeding Record Date. If any Interest Payment Date for a Fixed Rate Book-Entry Note is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Interest Payment Date.

                                    Floating Rate Book-Entry Notes.
                                    Interest payments will be made on
                                    Floating Rate Book-Entry Notes monthly,
                                    quarterly, semiannually or annually.
                                    Unless otherwise specified pursuant to
                                    Settlement Procedure "A" below, interest will be payable, in the case of Floating Rate Book-Entry Notes with a daily, weekly or monthly Interest Reset Date, on the third Wednesday of each month specified pursuant to Settlement Procedure "A" below; in the case of Floating Rate Book-Entry Notes with a quarterly Interest Reset Date, on the third Wednesday of March, June, September and December of each year; in the case of Floating Rate Book-Entry Notes with a semiannual Interest Reset Date, on the third Wednesday of the two months specified pursuant to Settlement Procedure "A" below; and in the case of Floating Rate Book-Entry Notes with an annual Interest Reset Date, on the third Wednesday of the month specified pursuant to Settlement Procedure "A" below; provided however, that if an Interest Payment Date for Floating Rate Book-Entry Notes would otherwise be a day that is not a Business Day with respect to such Floating Rate Book-Entry Notes, such Interest Payment Date will be the next succeeding Business Day with respect to such Floating Rate Book-Entry Notes, except in the case of a LIBOR
                                    Note if such Business Day is in the next succeeding calendar month, such Interest Payment Date will be the immediately preceding Business Day; and provided, further, that in the case of a Floating Rate Book-Entry Note issued between a Record Date and the related Interest Payment Date (a "Book-Entry Gap Note"), the first interest payment will be made on the Interest Payment Date following the next succeeding Record Date.

                                    Notice of Interest Payment and Record
                                    Dates.  The Trustee will deliver to the
                                    Company and DTC a written list of Record
                                    Dates and Interest Payment Dates that
                                    will occur with respect to Book-Entry
                                    Notes from time to time. Promptly after each date upon which interest is determined for Floating Rate Notes issued in book-entry form, the Calculation Agent will notify the Company, the Trustee and Standard & Poor's Corporation of the interest rates determined on such dates.

Calculation of                      Fixed Rate Book-Entry Notes.  Interest

Interest:                           on Fixed Rate Book-Entry Notes
                                    (including interest for partial periods) will be calculated on the basis of a 360-day year of twelve thirty-day months.

                                    Floating Rate Book-Entry Notes.
                                    Interest rates on Floating Rate
                                    Book-Entry Notes will be determined as
                                    set forth in the form of such Notes.
                                    Interest on Floating Rate Book-Entry
                                    Notes will be calculated on the basis of actual days elapsed and a year of 360 days, except that, in the case of Treasury Rate Notes and CMT Rate Notes, interest will be calculated on the basis of the actual number of days in the year.

Payments of                         Payments of Interest Only.  Promptly
Principal and                       after each Record Date, the Trustee will
Interest:                           deliver to the Company and DTC a written

                                    notice specifying by CUSIP number the
                                    amount of interest to be paid on each
                                    Global Security other than an Amortizing
                                    Note on the following Interest Payment
                                    Date (other than an Interest Payment
                                    Date coinciding with maturity or any
                                    earlier redemption or repayment date)
                                    and the total of such amounts. DTC will confirm the amount payable on each such Global Security on such Interest Payment Date by reference to the daily bond reports published by Standard & Poor's Corporation. In the case of Amortizing Notes, the Trustee will provide separate written notice to the Company and to DTC prior to each Interest Payment Date at the time and in the manner set forth in the Letter of Representation. The Company will pay to the Trustee, as paying agent, the total amount of interest due on such Interest Payment Date (and, in the case of an Amortizing Note, principal and interest) (other than at maturity), and the Trustee will pay such amount to DTC at the times and in the manner set forth below under "Manner of Payment."

                                    Payments at Maturity or Upon Redemption
                                    or Repayment.  On or about the first
                                    Business Day of each month, the Trustee
                                    will deliver to the Company and DTC a
                                    written list of principal and interest
                                    to be paid on each Global Security other than an Amortizing Note maturing either at maturity or on a redemption or repayment date in the following month. The Company and DTC will confirm the amounts of such principal and interest payments with respect to each such Global Security on or about the fifth Business Day preceding the Maturity Date or redemption or repayment date of such Global Security. In the case of Amortizing Notes, the Trustee will provide separate written notice to the Company and to DTC prior to the Maturity Date and any redemption or repayment date, as the case may be, at the times and in the manner set forth in the Letter of Representation. The Company will pay to the Trustee, as the paying agent, the principal amount of such Global Security, together with interest due at such Maturity Date or redemption or repayment date. The Trustee will pay such amounts to DTC at the times and in the manner set forth below under "Manner of Payment."

                                    Payments Not on Business Days.  If any
                                    Interest Payment Date or the Maturity
                                    Date or redemption or repayment date of
                                    a Global Security representing Fixed
                                    Rate Book-Entry Notes is not a Business
                                    Day, the payment due on such day shall
                                    be made on the next succeeding Business
                                    Day and no interest shall accrue on such payment for the period from and after such Interest Payment Date, Maturity Date or redemption or repayment date, as the case may be. If any Interest Payment Date or the Maturity Date or redemption or repayment date of a Global Security representing a Floating Rate Book-Entry Note would otherwise fall on a day that is not a Business Day, the payment due on such day shall be made on the next succeeding day that is a Business Day with respect to such Notes with the same effect as if such Business Day were the Interest Payment Date, Maturity Date or date of redemption or repayment, as the case may be, except that, in the case of Book-Entry LIBOR Notes, if such Business Day is in the next succeeding calendar month, such Interest Payment Date or redemption or repayment date shall be the immediately preceding day that is a Business Day with respect to such Book-Entry LIBOR Notes. Promptly after payment to DTC of the principal and interest due on the Maturity Date or redemption or repayment date of such Global Security, the Trustee will cancel such Global Security in accordance with the terms of the Indenture and deliver it to the Company with a certificate of cancellation.
                                    Upon request, the Trustee will deliver
                                    to the Company a written statement
                                    indicating the total principal amount of outstanding Book-Entry Notes as of the immediately preceding Business Day.

                                    Manner of Payment.  The total amount of
                                    any principal and interest due on Global
                                    Securities on any Interest Payment Date
                                    or at maturity or upon redemption or
                                    repayment shall be paid by the Company
                                    to the Trustee in funds available for
                                    immediate use by the Trustee as of 9:30
                                    a.m. (New York City time) on such date.
                                    The Company will make such payment on
                                    such Global Securities by wire transfer
                                    to the Trustee or by instructing the
                                    Trustee to withdraw funds from an
                                    account maintained by the Company at the Trustee. The Company will confirm such instructions in writing to the Trustee. Prior to 10 a.m. (New York City time) on each Maturity Date or redemption or repayment date or, if either such date is not a Business Day, as soon as possible thereafter, following receipt of such funds from the Company the Trustee will pay by separate wire transfer (using Fedwire message entry instructions in a form previously specified by DTC) to an account at the Federal Reserve Bank of New York previously specified by DTC, in funds available for immediate use by DTC, each payment of principal (together with interest thereon) due on Global Securities on any Maturity Date or redemption or repayment date. On each Interest Payment Date or, if any such date is not a Business Day, as soon as possible thereafter, interest payments and, in the case of Amortizing Notes, interest and principal payments shall be made to DTC in same day funds in accordance with existing arrangements between the Trustee and DTC. Thereafter on each such date, DTC will pay, in accordance with its SDFS operating procedures then in effect, such amounts in funds available for immediate use to the respective Participants in whose names the Book-Entry Notes represented by such Global Securities are recorded in the book-entry system maintained by DTC. Neither the Company nor the Trustee shall have any responsibility or liability for the payment by DTC to such Participants of the principal of and interest on the Book-Entry Notes.

                                    Withholding Taxes.  The amount of any
                                    taxes required under applicable law to
                                    be withheld from any interest payment on a Book-Entry Note will be determined and withheld by the Participant, indirect participant in DTC or other person responsible for forwarding payments directly to the beneficial owner of such Note.

Preparation of                      If any order to purchase a Book-Entry
Pricing                             Note is accepted by or on behalf of the
Supplement:                         Company, the Company will prepare a

                                    pricing supplement (a "Pricing
                                    Supplement") reflecting the terms of
                                    such Note and will arrange to file
                                    electronically such Pricing Supplement
                                    with the Commission in accordance with
                                    the applicable paragraph of Rule 424(b)
                                    under the Act and will deliver the
                                    number of copies of such Pricing
                                    Supplement to the relevant Agent as such Agent shall request by the close of business on the following Business Day. The relevant Agent will cause such Pricing Supplement to be delivered to the purchaser of the Note.

                                    In each instance that a Pricing
                                    Supplement is prepared, the Agent
                                    receiving such Pricing Supplement will
                                    affix the Pricing Supplement to
                                    Prospectuses prior to their use.
                                    Outdated Pricing Supplements, and the
                                    Prospectuses to which they are attached
                                    (other than those retained for files),
                                    will be destroyed.

Settlement:                         The receipt by the Company of
                                    immediately available funds in payment
                                    for a Book-Entry Note and the
                                    authentication and issuance of the
                                    Global Security representing such Note
                                    shall constitute "settlement" with
                                    respect to such Note.  All orders
                                    accepted by the Company will be settled
                                    on the fifth Business Day (or such
                                    shorter period as may be required by
                                    applicable regulatory authority)
                                    following such acceptance pursuant to
                                    the timetable for settlement set forth
                                    below unless the Company and the
                                    purchaser agree to settlement on another day, which shall be no earlier than the next Business Day.

Settlement                          Settlement Procedures with regard
Procedures:                         to each Book-Entry Note sold by the

                                    Company to or through an Agent shall be
                                    as follows (unless otherwise specified
                                    pursuant to a Terms Agreement, as
                                    defined in the Agreement):

                                    A.      The relevant Agent will advise the
                                            Company by facsimile transmission
                                            or other acceptable means that such
                                            Note is a Book-Entry Note and of
                                            the following settlement
                                            information:

                                                 1.  Principal amount.

                                                                        15
                                            2.  Maturity Date.

                                            3.  In the case of a Fixed Rate
                                                Book-Entry Note, the Interest
                                                Rate, whether such Note will
                                                pay interest annually or
                                                semi-annually and whether such
                                                Note is an Amortizing Note
                                                and, if so, the Amortization
                                                Schedule, or, in the case of a
                                                Floating Rate Book-Entry Note,
                                                the Initial Interest Rate (if
                                                known at such time), Interest
                                                Payment Date(s), Interest
                                                Payment Period, Calculation
                                                Agent, Base Rate, Index
                                                Maturity, Interest Reset
                                                Period, Initial Interest Reset
                                                Date, Interest Reset Dates,
                                                Spread or Spread Multiplier
                                                (if any), Minimum Interest
                                                Rate (if any), Maximum
                                                Interest Rate (if any) and the
                                                Alternate Rate Event Spread
                                                (if any).

                                            4.  Redemption or repayment
                                                   provisions, if any.

                                            5.  Settlement date and time.

                                            6.  Price.

                                            7.  Agent's commission, if
                                                any, determined as provided in
                                                the Agreement.

                                            8.  Net proceeds to the
                                                Company.

                                            9.  Whether the Note is an OID
                                                Note, and if it is an OID
                                                Note, the total amount of OID,
                                                the yield to maturity, the
                                                initial accrual period OID and
                                                the applicability of Modified
                                                Payment upon Acceleration
                                                (and, if so, the Issue Price).

                                          10. Any other applicable Terms.

                                    B.   The Company will advise the Trustee
                                         by facsimile transmission or other
                                         acceptable means of the information
                                         set forth in Settlement Procedure
                                         "A" above.  The Trustee will then
                                         assign a CUSIP number to the Global
                                         Security representing such Note and
                                         will notify the Company and the
                                         Agent of such CUSIP number by
                                         telephone or electronic
                                         transmission (confirmed in writing)
                                         as soon as practicable.

                                    C.   The Trustee will enter a pending
                                         deposit message through DTC's
                                         Participant Terminal System,
                                         providing the following settlement
                                         information to DTC, the relevant
                                         Agent and Standard & Poor's
                                         Corporation:

                                            1.  The information set forth in
                                                Settlement Procedure "A".

                                            2.  The Initial Interest Payment
                                                Date for such Note, the number
                                                of days by which such date
                                                succeeds the related DTC
                                                Record Date (which in the case
                                                of Floating Rate Notes which
                                                reset daily or weekly, shall
                                                be the date five calendar days
                                                immediately preceding the
                                                applicable Interest Payment
                                                Date and, in the case of all
                                                other Notes, shall be the
                                                Record Date as defined in the
                                                Note) and, if known, the
                                                amount of interest payable on
                                                such Initial Interest Payment
                                                Date.

                                            3.  The CUSIP number of the Global

                                                Security representing such
                                                Note.

                                            4.  Whether such Global Security
                                                will represent any other
                                                Book-Entry Note (to the extent
                                                known at such time) and
                                                whether such Note is an
                                                Amortizing Note (by an
                                                appropriate notation in the
                                                comments field of DTC's
                                                Participant Terminal System).

                                            5.  The DTC participant number of
                                                the institution through which
                                                the Company will hold the
                                                Book-Entry Note.

                                    D.      The Trustee will complete and
                                            authenticate the Global Security
                                            representing such Note in
                                            accordance with the terms of the
                                            written order of the Company then
                                            in effect.

                                    E.      DTC will credit such Note to the
                                            Trustee's participant account at
                                            DTC.

                                    F.      The Trustee will enter an SDFS
                                            deliver order through DTC's
                                            Participant Terminal System
                                            instructing DTC to (i) debit such
                                            Note to the Trustee's participant
                                            account and credit such Note to the
                                            relevant Agent's participant
                                            account and (ii) debit such Agent's
                                            settlement account and credit the
                                            Trustee's settlement account for an
                                            amount equal to the price of such
                                            Note less such Agent's commission,
                                            if any.  The entry of such a
                                            deliver order shall constitute a
                                            representation and warranty by the
                                            Trustee to DTC that (a) the Global
                                            Security representing such
                                            Book-Entry Note has been issued and
                                            authenticated and (b) the Trustee
                                            is holding such Global Security
                                            pursuant to the Medium-Term Note

                                          Certificate Agreement between the
                                          Trustee and DTC.

                                    G.    Unless the relevant Agent purchased
                                          such Note as principal, such Agent
                                          will enter an SDFS deliver order
                                          through DTC's Participant Terminal
                                          System instructing DTC (i) to debit
                                          such Note to such Agent's
                                          participant account and credit such
                                          Note to the participant accounts of
                                          the Participants with respect to
                                          such Note and (ii) to debit the
                                          settlement account of such
                                          Participants and credit the
                                          settlement account of such Agent
                                          for an amount equal to the price of
                                          such Note.

                                    H.    Transfers of funds in accordance
                                          with SDFS deliver orders described
                                          in Settlement Procedures "F" and
                                          "G" will be settled in accordance
                                          with SDFS operating procedures in
                                          effect on the settlement date.

                                    I.    The Trustee, upon confirming
                                          receipt of such funds, will credit
                                          to the U.S. dollar account of the
                                          Company maintained at a bank in New
                                          York City, notified to the Trustee
                                          from time to time, in funds
                                          available for immediate use in the
                                          amount transferred to the Trustee,
                                          in accordance with Settlement
                                          Procedure "F".

                                    J.    Unless the relevant Agent purchased
                                          such Note as principal, such Agent
                                          will confirm the purchase of such
                                          Note to the purchaser either by
                                          transmitting to the Participants
                                          with respect to such Note a
                                          confirmation order or orders
                                          through DTC's institutional
                                          delivery system or by mailing a
                                          written confirmation to such
                                          purchaser.

                                    K.    Upon request, the Trustee will send
                                          to the Company a statement setting
                                          forth the principal amount of Notes
                                          Outstanding as of that date under
                                          the Indenture and setting forth a
                                          brief description of any sales of
                                          which the Company has advised the
                                          Trustee but which have not yet been
                                          settled.

Settlement                                For sales by the Company of
Procedures                                Book-Entry Notes to or through an
Timetable:                                Agent (unless otherwise specified
                                          pursuant to a Terms Agreement) for
                                          settlement on the first Business
                                          Day after the sale date, Settlement
                                          Procedures "A" through "J" set
                                          forth above shall be completed as
                                          soon as possible but not later than
                                          the respective times (New York City
                                          time) set forth below:

                                            Settlement
                                            Procedure                  Time

                                                A      11:00 a.m. on the sale
                                                       date
                                                B      12:00 noon on the sale
                                                       date
                                                C      2:00 p.m. on the sale
                                                       date
                                                D      9:00 a.m. on settlement
                                                       date
                                                E      10:00 a.m. on settlement
                                                       date
                                               F-G     2:00 p.m. on settlement
                                                       date
                                                H      4:45 p.m. on settlement
                                                       date
                                               I-J     5:00 p.m. on settlement
                                                       date

                                                If a sale is to be settled
                                                more than one Business Day
                                                after the sale date,
                                                Settlement Procedures "A", "B"
                                                and "C" shall be completed as
                                                soon as practicable but no
                                                later than 11:00 a.m., 12 noon
                                                and 2:00 p.m., respectively,
                                                on the first Business Day
                                                after the sale date.  If the
                                                Initial Interest Rate for a
                                                Floating Rate Book-Entry Note
                                                has not been determined at the
                                                time that Settlement Procedure
                                                "A" is completed, Settlement
                                                Procedures "B" and "C" shall
                                                be completed as soon as such
                                                rate has been determined but
                                                no later than 12 noon and 2:00
                                                p.m., respectively, on the
                                                second Business Day before the
                                                settlement date.  Settlement
                                                Procedure "H" is subject to
                                                extension in accordance with
                                                any extension of Fedwire
                                                closing deadlines and in the
                                                other events specified in the
                                                SDFS operating procedures in
                                                effect on the settlement date.

                                                If settlement of a Book-Entry
                                                Note is rescheduled or
                                                cancelled, the Trustee, after
                                                receiving notice from the
                                                Company or the Agent, will
                                                deliver to DTC, through DTC's
                                                Participant Terminal System, a
                                                cancellation message to such
                                                effect by no later than 2:00
                                                p.m. on the Business Day
                                                immediately preceding the
                                                scheduled settlement date.

Failure to                          If the Trustee fails to enter an
Settle:                             SDFS deliver order with respect to a

                                    Book-Entry Note pursuant to Settlement
                                    Procedure "F", the Trustee may deliver
                                    to DTC, through DTC's Participant
                                    Terminal System, as soon as practicable
                                    a withdrawal message instructing DTC to
                                    debit such Note to the Trustee's
                                    participant account, provided that the
                                    Trustee's participant account contains a principal amount of the Global Security representing such Note that is at least equal to the principal amount to be debited. If a withdrawal message is processed with respect to all the Book-Entry Notes represented by a Global Security, the Trustee will mark such Global Security "cancelled," make appropriate entries in the Trustee's records and send such cancelled Global Security to the Company. The CUSIP number assigned to such Global Security shall, in accordance with CUSIP Service Bureau procedures, be cancelled and not immediately reassigned. If a withdrawal message is processed with respect to one or more, but not all, of the Book-Entry Notes represented by a Global Security, the Trustee will exchange such Global Security for two Global Securities, one of which shall represent such Book-Entry Note or Notes and shall be cancelled immediately after issuance and the other of which shall represent the remaining Book-Entry Notes previously represented by the surrendered Global Security and shall bear the CUSIP number of the surrendered Global Security.

                                    If the purchase price for any Book-Entry
                                    Note is not timely paid to the
                                    Participants with respect to such Note
                                    by the beneficial purchaser thereof (or
                                    a person, including an indirect
                                    participant in DTC, acting on behalf of
                                    such purchaser), such Participants and,
                                    in turn, the relevant Agent may enter
                                    SDFS deliver orders through DTC's
                                    Participant Terminal System reversing
                                    the orders entered pursuant to
                                    Settlement Procedures "F" and "G",
                                    respectively.  Thereafter, the Trustee
                                    will deliver the withdrawal message and
                                    take the related actions described in
                                    the preceding paragraph.

                                    Notwithstanding the foregoing, upon any
                                    failure to settle with respect to a
                                    Book-Entry Note, DTC may take any action in accordance with its SDFS operating procedures then in effect.

                                    In the event of a failure to settle with respect to one or more, but not all, of the Book-Entry Notes to have been represented by a Global Security, the Trustee will provide, in accordance with Settlement Procedures "D" and "F", for the authentication and issuance of a Global Security representing the Book-Entry Notes to be represented by such Global Security and will make appropriate entries in its records.

Posting Rates                       The Company and the Agents will
by Company:                         discuss from time to time the rates of
                                    interest per annum to be borne by and
                                    the maturity of Securities that may be
                                    sold as a result of the solicitation of
                                    offers by an Agent.  The Company may
                                    establish a fixed set of interest rates
                                    and maturities for an offering period
                                    ("posting").  If the Company decides to
                                    change already posted rates, it will
                                    promptly advise the Agents to suspend
                                    solicitation of offers until the new
                                    posted rates have been established with
                                    the Agent.

Trustee Not To                      Nothing herein shall be deemed to
Risk Funds:                         require the Trustee to risk or expend
                                    its own funds in connection with any
                                    payments to the Company, the Agents, DTC or any holders of Notes, it being understood by all parties that payments made by the Trustee to the Company, the Agents, DTC or any holders of Notes shall be made only to the extent that funds are provided to the Trustee for such purpose.

      PART II: ADMINISTRATIVE PROCEDURES FOR CERTIFICATED NOTES

          The Trustee will serve as registrar in connection with the Certificated Notes.

Issuance:                           Each Certificated Note will be dated and
                                    issued as of the date of its
                                    authentication by the Trustee.  Each
                                    Certificated Note will bear an Original
                                    Issue Date, which will be (i) with
                                    respect to an original Certificated Note
                                    (or any portion thereof), its original
                                    issuance date (which will be the
                                    settlement date) and (ii) with respect
                                    to any Certificated Note (or any portion thereof) issued subsequently upon exchange of a Certificated Note, or in lieu of a destroyed, lost or stolen
                                    Certificated Note, the original issuance date of the predecessor Certificated
                                    Note, regardless of the date of
                                    authentication of such subsequently
                                    issued Certificated Note.

Registration:                       Certificated Notes will be issued only
                                    in fully registered form without
                                    coupons.

Transfers and                       A Certificated Note may be presented
Exchanges:                          for transfer or exchange at the
                                    principal corporate trust office of the
                                    Trustee.  Certificated Notes will be
                                    exchangeable for other Certificated
                                    Notes having identical terms but
                                    different authorized denominations
                                    without service charge.  Certificated
                                    Notes will not be exchangeable for
                                    Book-Entry Notes.

Maturities:                         Each Certificated Note will mature on a
                                    date from nine months to 40 years from
                                    its date of issue.

Currency:                           The currency denomination with respect
                                    to any Certificated Note and the
                                    currency of payment of interest and
                                    principal with respect to any such
                                    Certificated Note shall be as set forth
                                    therein and in the applicable pricing
                                    supplement.

Denominations:                      Unless otherwise provided in a
                                    Prospectus Supplement, the denomination
                                    of any Certificated Note will be a
                                    minimum of $1,000 (or in the case of
                                    Notes not denominated in U.S. dollars,
                                    the equivalent thereof in the applicable foreign currency or composite currency, rounded down to the nearest comparable units of such foreign currency or composite currency) or any amount in excess thereof that is an integral multiple of $1,000 (or in the case of Notes not denominated in U.S. dollars, 1,000 units of such foreign currency or composite currency).

Interest:                           General.  Interest on each Certificated
                                    Note will accrue from the Original Issue
                                    Date of such Note for the first interest period and from the most recent date to which interest has been paid for all subsequent interest periods. Unless otherwise specified therein, each payment of interest on a Certificated
                                    Note will include interest accrued to
                                    but excluding the Interest Payment Date;
                                    provided that in the case of Floating
                                    Rate Notes with respect to which the
                                    Interest Reset Period is daily or
                                    weekly, interest payable on any Interest
                                    Payment Date (other than interest
                                    payable on any date on which principal
                                    thereof is payable, and, if the Note is
                                    a Certificated Gap Note (as defined
                                    below), other than interest payable on
                                    the first Interest Payment Date after
                                    the Original Issue Date thereof) will
                                    include interest accrued through and
                                    including the Record Date immediately
                                    preceding the Interest Payment Date,
                                    except that at maturity or earlier
                                    redemption or repayment, the interest
                                    payable will include interest accrued
                                    to, but excluding, the Maturity Date or
                                    the date of redemption or repayment, as
                                    the case may be.

                                    Record Dates.  The Record Date with
                                    respect to any Interest Payment Date in
                                    respect of a Certificated Note shall be
                                    the date fifteen calendar days
                                    immediately preceding such Interest
                                    Payment Date.

                                    Fixed Rate Certificated Notes.  Unless
                                    otherwise specified pursuant to
                                    Settlement Procedure "A" below, interest payments on Fixed Rate Certificated Notes, other than Amortizing Notes, will be made semiannually on June 15 and December 15 of each year, and at maturity or upon any earlier redemption or repayment and principal and interest payments on Certificated Amortizing Notes will be made semiannually on June 15 and December 15 of each year or quarterly on March 15, June 15, September 15 and December 15 of each year, and at maturity (or any redemption or repayment date); provided, however, that in the case of a Fixed Rate Certificated Note issued between a Record Date and an Interest Payment Date or on an Interest Payment Date, the first interest payment will be made on the Interest Payment Date following the next succeeding Record Date.

                                    Floating Rate Certificated Notes.
                                    Interest payments will be made on
                                    Floating Rate Certificated Notes
                                    monthly, quarterly, semiannually or
                                    annually.  Unless otherwise specified
                                    pursuant to Settlement Procedure "A"
                                    below, interest will be payable, in the
                                    case of Floating Rate Certificated Notes with a daily, weekly or monthly Interest Reset Date, on the third Wednesday of each month as specified pursuant to Settlement Procedure "A" below; in the case of Floating Rate Certificated Notes with a quarterly Interest Reset Date, on the third Wednesday of March, June, September and December of each year; in the case of Floating Rate Certificated Notes with a semiannual Interest Reset Date, on the third Wednesday of the two months specified pursuant to Settlement

                                    Procedure "A" below; and in the case of
                                    Floating Rate Certificated Notes with an annual Interest Reset Date, on the third Wednesday of the month specified pursuant to Settlement Procedure "A" below; provided, however, that if an Interest Payment Date for Floating Rate Certificated Notes would otherwise be a day that is not a Business Day with respect to such Floating Rate
                                    Certificated Notes, such Interest
                                    Payment Date will be the next succeeding
                                    Business Day with respect to such
                                    Floating Rate Certificated Notes, except in the case of a LIBOR Note if such Business Day is in the next succeeding calendar month, such Interest Payment Date will be the immediately preceding Business Day; and provided, further, that in the case of a Floating Rate Certificated Note issued between a Record Date and the related Interest Payment Date (a "Certificated Gap Note"), the first interest payment will be made on the Interest Payment Date following the next succeeding Record Date.

                                    Notice of Interest Payment and Record
                                    Dates.  The Trustee will deliver to the
                                    Company a written list of Record Dates
                                    and Interest Payment Dates that will
                                    occur with respect to Certificated Notes from time to time. Promptly after each date upon which interest is determined for Floating Rate Notes issued in certificated form, the Calculation Agent will notify the Company and the Trustee of the interest rates determined on such dates.

Calculation of                       Fixed Rate Certificated Notes.
Interest:                           Interest on Fixed Rate Certificated
                                    Notes (including interest for partial
                                    periods) will be calculated on the basis of a 360-day year of twelve thirty-day months.

                                    Floating Rate Certificated Notes.
                                    Interest rates on Floating Rate
                                    Certificated Notes will be determined as set forth in the form of such Notes. Interest on Floating Rate Certificated Notes will be calculated on the basis of actual days elapsed and a year of 360 days, except that, in the case of Treasury Rate Notes, interest will be calculated on the basis of the actual number of days in the year.

Payments of                         The Company will pay to the Trustee, as
Principal and                       the paying agent, the principal amount
Interest:                           of each Certificated Note (other than an
                                    Amortizing Note), together with interest due thereon, at its Maturity Date or upon redemption or repayment of such
                                    Note in funds available for immediate
                                    use by the Trustee.  In the case of an
                                    Amortizing Note, the Company will pay to the Trustee, as paying agent, the principal amount due on such Note on such date, together with interest due thereon, at its Maturity Date or upon redemption or repayment of such Note in funds available for immediate use by the Trustee. The Trustee will pay such amount to the holder of such Note at its Maturity Date or upon redemption or repayment of such Note upon presentation and surrender of such Note to the Trustee. Such payment, together with payment of interest due at maturity or upon redemption or repayment, will be made in funds available for immediate use by the holder of such Note.
                                    Promptly after such presentation and
                                    surrender, the Trustee will cancel such
                                    Certificated Note in accordance with the terms of the Indenture and deliver it to the Company with a certificate of cancellation. Unless otherwise specified in the applicable Pricing
                                    Supplement, all interest payments on a
                                    Certificated Note or, in the case of a
                                    Certificated Amortizing Note, payments
                                    of principal and interest (other than
                                    interest (or interest and principal) due at maturity or upon redemption or repayment) will be made by check drawn on the Trustee (or another person appointed by the Trustee) and mailed by the Trustee to the person entitled thereto as provided in such Note and the Indenture; provided, however, that (i) the holder of $10,000,000 or more of Notes having the same Interest Payment
                                    Date will be entitled to receive payment by wire transfer of immediately available funds and (ii) unless otherwise specified in the applicable
                                    Pricing Supplement or unless alternative arrangements are made, payments on Notes in a currency other than U.S. dollars will be made by wire transfer of immediately available funds to an account maintained by the payee with a bank located outside the United States and, with respect to clauses (i) and
                                    (ii) above, the holder of such Notes
                                    will provide the Trustee with
                                    appropriate and timely wire transfer
                                    instructions.

                                    Promptly after each Record Date, the
                                    Trustee will deliver to the Company a
                                    written notice specifying the amount of
                                    interest to be paid on each Certificated
                                    Note other than an Amortizing Note on
                                    the following Interest Payment Date
                                    (other than an Interest Payment Date
                                    coinciding with maturity or any earlier
                                    redemption or repayment date) and the
                                    total of such amounts.  In the case of
                                    Amortizing Notes, the Trustee will
                                    provide separate written notice to the
                                    Company specifying the amount of
                                    interest and principal to be paid on
                                    each Amortizing Note on the following
                                    Interest Payment Date (other than an
                                    Interest Payment Date coinciding with
                                    maturity or any earlier redemption or
                                    repayment date) and the total of such
                                    amounts.  Interest at maturity or upon
                                    redemption or repayment will be payable
                                    to the person to whom the payment of
                                    principal is payable. Upon request, the Trustee will deliver to the Company a written list of principal and interest, to the extent ascertainable, to be paid on each Certificated Note including Amortizing Notes maturing or to be redeemed or repaid in the following month. The Trustee will be responsible for withholding taxes on interest paid on Certificated Notes as required by applicable law.

                                    If any Interest Payment Date or the
                                    Maturity Date or redemption or repayment date of a Fixed Rate Certificated Note is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Interest Payment Date, Maturity Date or redemption or repayment date, as the case may be. If any Interest Payment Date or the Maturity Date or redemption or repayment date of a Floating Rate Certificated Note would otherwise fall on a day that is not a Business Day with respect to such Note, the payment due on such day shall be made on the next succeeding day that is a Business Day with respect to such Note with the same effect as if such Business Day were the stated Interest Payment Date, Maturity Date or date of redemption or repayment, as the case may be, except that, in the case of Certificated LIBOR Notes, if such Business Day is in the next succeeding calendar month, such Interest Payment Date, Maturity Date or redemption or repayment date shall be the immediately preceding day that is a Business Day with respect to such Certificated LIBOR Notes.

Preparation of                      If any order to purchase a Certificated
Pricing                             Note is accepted by or on behalf of the


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                                                                         30

Supplement:                         Company, the Company will prepare a
                                    Pricing Supplement reflecting the terms
                                    of such Note and will arrange to file
                                    electronically such Pricing Supplement
                                    with the Commission in accordance with
                                    the applicable paragraph of Rule 424(b)
                                    under the Act and will deliver the
                                    number of copies of such Pricing
                                    Supplement to the relevant Agent as such Agent shall request by the close of business on the following Business Day.
                                    The relevant Agent will cause such
                                    Pricing Supplement to be delivered to
                                    the purchaser of the Note.

                                    In each instance that a Pricing
                                    Supplement is prepared, the Agent
                                    receiving such Pricing Supplement will
                                    affix the Pricing Supplement to
                                    Prospectuses prior to their use.
                                    Outdated Pricing Supplements, and the
                                    Prospectuses to which they are attached
                                    (other than those retained for files),
                                    will be destroyed.

Settlement:                         The receipt by the Company of
                                    immediately available funds in payment
                                    for an authenticated Certificated Note
                                    delivered to the relevant Agent and such Agent's delivery of such Note against receipt of immediately available funds shall constitute "settlement" with respect to such Note. All orders accepted by the Company will be settled on the fifth Business Day following such acceptance pursuant to the timetable for settlement set forth below unless the Company and the purchaser agree to settlement on another day, which shall be no earlier than the next Business
                                    Day.


Settlement                          Settlement Procedures with regard to
Procedures:                         each Certificated Note sold by the
                                    Company to or through an Agent shall be
                                    as follows (unless otherwise specified
                                    pursuant to a Terms Agreement):

                                    A.      The relevant Agent will advise the
                                            Company by facsimile transmission
                                            or other acceptable means that such
                                            Note is a Certificated Note and of
                                            the following settlement
                                            information:

                                            1.   Name in which such Note is to
                                                 be registered ("Registered
                                                              Owner").

                                            2.   Address of the Registered
                                                 Owner and address for payment
                                                 of principal and interest.

                                            3.  Taxpayer identification number
                                                of the Registered Owner (if
                                                available).

                                            4.   Currency or currency unit,
                                                 principal amount and, if
                                                 different, currency in which
                                                 payments of principal and
                                                 interest may be made.

                                            5.   Maturity Date.

                                            6.  In the case of a Fixed Rate
                                                Certificated Note, the
                                                Interest Rate, whether such
                                                Note will pay interest
                                                annually or semi-annually and
                                                whether such Note is an
                                                Amortizing Note and, if so,
                                                the Amortization Schedule, or,
                                                in the case of a Floating Rate
                                                Certificated Note, the Initial
                                                Interest Rate (if known at
                                                such time), Interest Payment
                                                Date(s), Interest Payment
                                                Period, Calculation Agent,
                                                Base Rate, Index Maturity,
                                                Interest Reset Period, Initial
                                                Interest Reset Date, Interest
                                                Reset Dates, Spread or Spread
                                                Multiplier (if any), Minimum
                                                Interest Rate (if any),
                                                Maximum Interest Rate (if any)
                                                  and the Alternate Rate Event
                                                  Spread (if any).

                                            7.    Redemption or repayment
                                                   provisions, if any.

                                            8.    Settlement date and time.

                                            9.    Price.

                                            10.  Agent's commission, if any,
                                                 determined as provided in the
                                                 Agreement.

                                            11.  Denominations.

                                            12.  Net proceeds to the Company.

                                            13. Whether the Note is an OID
                                                Note, and if it is an OID
                                                Note, the total amount of OID,
                                                the yield to maturity, the
                                                initial accrual period OID and
                                                the applicability of Modified
                                                Payment upon Acceleration
                                                (and, if so, the Issue Price).

                                           14.  Any other applicable Terms.

                                    B.     The Company will advise the Trustee
                                           by facsimile transmission or other
                                           acceptable means of the information
                                           set forth in Settlement Procedure
                                           "A" above.

                                    C.     The Company will have delivered to
                                           the Trustee a pre-printed four-ply
                                           packet for such Note, which packet
                                           will contain the following
                                           documents in forms that have been
                                           approved by the Company, the
                                           relevant Agent and the Trustee:

                                           1.   Note with customer
                                                confirmation.

                                           2.   Stub One - For the Trustee.


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                                                                         33

                                            3.   Stub Two - For the relevant
                                                 Agent.

                                            4.   Stub Three - For the Company.

                                    D.     The Trustee will complete such Note
                                           and authenticate such Note and
                                           deliver it (with the confirmation)
                                           and Stubs One and Two to the
                                           relevant Agent, and such Agent will
                                           acknowledge receipt of the Note by
                                           stamping or otherwise marking Stub
                                           One and returning it to the
                                           Trustee.  Such delivery will be
                                           made only against such
                                           acknowledgment of receipt and
                                           evidence that instructions have
                                           been given by such Agent for
                                           payment to the account of the
                                           Company maintained at Chemical
                                           Bank, New York, New York (or, with
                                           respect to Notes payable in a
                                           Specified Currency other than U.S.
                                           dollars, to an account maintained
                                           at a bank selected by the Company
                                           notified to the relevant Agent from
                                           time to time in writing) in funds
                                           available for immediate use, of an
                                           amount equal to the price of such
                                           Note less such Agent's commission,
                                           if any.  In the event that the
                                           instructions given by such Agent
                                           for payment to the account of the
                                           Company are revoked, the Company
                                           will as promptly as possible wire
                                           transfer to the account of such
                                           Agent an amount of immediately
                                           available funds equal to the amount
                                           of such payment made.

                                    E.      Unless the relevant Agent purchased
                                            such Note as principal, such Agent
                                            will deliver such Note (with
                                            confirmation) to the customer
                                            against payment in immediately
                                            available funds.  Such Agent will
                                            obtain the acknowledgment of
                                            receipt of such Note by retaining
                                            Stub Two.

                                    F.     The Trustee will send Stub Three to
                                           the Company by first-class mail.
                                           Periodically, the Trustee will also
                                           send to the Company a statement
                                           setting forth the principal amount
                                           of the Notes outstanding as of that
                                           date under the Indenture and
                                           setting forth a brief description
                                           of any sales of which the Company
                                           has advised the Trustee but which
                                           have not yet been settled.

Settlement                                  For sales by the Company of
Procedures                                  Certificated Notes to or through
Timetables:                                 an Agent (unless otherwise
                                            specified pursuant to a Terms
                                            Agreement), Settlement Procedures
                                            "A" through "F" set forth above
                                            shall be completed on or before the
                                            respective times (New York City
                                            time) set forth below:

                                            Settlement
                                            Procedure                   Time

                                                A     2:00 p.m. on day before
                                                       settlement date

                                                B.    3:00 p.m. on day before
                                                       settlement date

                                               C-D    2:15 p.m. on settlement
                                                      date
                                                E     3:00 p.m. on settlement
                                                      date
                                                F     5:00 p.m. on settlement
                                                      date

Failure to                          If a purchaser fails to accept delivery
Settle:                             of and make payment for any Certificated

                                    Note, the relevant Agent will notify the Company and the Trustee by telephone and return such Note to the Trustee. Upon receipt of such notice, the Company will immediately wire transfer to the account of such Agent an amount equal to the amount previously credited thereto in respect of such Note. Such wire transfer will be made on the settlement date, if possible, and in any event not later than the Business Day following the settlement date. If the failure shall have occurred for any reason other than a default by such Agent in the performance of its obligations hereunder and under the Agreement, then the Company will reimburse such Agent or the Trustee, as appropriate, on an equitable basis for its loss of the use of the funds during the period when they were credited to the account of the Company (such reimbursement for loss of the use of such funds to be based on the federal funds effective rate then in effect). Immediately upon receipt of the Certificated Note in respect of which such failure occurred, the Trustee will mark such Note "cancelled", make appropriate entries in the Trustee's records and send such Note to the Company.

Posting Rates                       The Company and the Agents will discuss
by Company:                         from time to time the rates of interest
                                    per annum to be borne by and the
                                    maturity of Securities that may be sold
                                    as a result of the solicitation of
                                    offers by an Agent.  The Company may
                                    establish a fixed set of interest rates
                                    and maturities for an offering period
                                    ("posting").  If the Company decides to
                                    change already posted rates, it will
                                    promptly advise the Agents to suspend
                                    solicitation of offers until the new
                                    posted rates have been established with
                                    the Agent.

Trustee Not to                      Nothing herein shall be deemed to
Risk Funds:                         require the Trustee to risk or expend
                                    its own funds in connection with any
                                    payments to the Company, the Agents or
                                    any holders of Notes, it being
                                    understood by all parties that payments
                                    made by the Trustee to the Company, the
                                    Agents or any holders of Notes shall be
                                    made only to the extent that funds are
                                    provided to the Trustee for such
                                    purpose.